UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 23, 2020

SeaSpine Holdings Corporation
(Exact name of registrant as specified in its charter)

Delaware	001- 36905	47-3251758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5770 Armada Drive, Carlsbad, California		92008
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (760) 727-8399
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	SPNE	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As part of broader actions taken to manage expenses and cash spend to preserve liquidity in light of the uncertainty of the full extent of the impact of the COVID-19 pandemic on the economy as a whole, on the industry in which SeaSpine Holdings Corporation (the "Company") operates, and on its business, on April 23, 2020, the Company’s senior leadership team, including Keith C. Valentine, its President and Chief Executive Officer, John J. Bostjancic, its Chief Financial Officer, and Tyler Lipschultz, its Senior Vice President, Orthobiologics and Business Development, voluntarily agreed to a 25% reduction to their respective base salaries from April 26, 2020 through June 20, 2020. The salary reductions are not intended to reduce any benefits otherwise provided to such executives and will not modify other rights under any applicable employment agreements or arrangements for such executives determined by reference to their respective base salary, and those agreements and arrangements will continue to be applied based on the base salary in effect before the salary reduction, except to the extent required by law.
On April 23, 2020, the Compensation Committee of the Company’s Board of Directors, as a means to provide incentive to the Company’s senior leadership team, approved a grant to each of them of a non-qualified stock option to purchase shares of the Company’s common stock, with an exercise price equal to $9.93, which was the closing price of the Company’s common stock on the date of grant, and which will fully vest and become exercisable on June 21, 2020, subject to continued service to the Company. The number of shares subject to the stock option granted to Messrs. Valentine, Bostjancic, and Lipschultz was 8,871, 6,089, and 6,089, respectively. These stock option grants were made under, and are subject to the terms of, the Company’s Amended and Restated 2015 Incentive Award Plan.

Item 9.01	Financial Statements and Exhibits.
(d)    Exhibits

Exhibit No.	Description
10.1	Letter agreement dated April 23, 2020 with Keith C. Valentine
10.2	Form of letter agreement dated April 23, 2020 with members of the senior leadership team of SeaSpine Holdings Corporation other than Keith C. Valentine

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SeaSpine Holdings Corporation

		By:	/s/ Patrick Keran
Name: Patrick Keran
Title: Vice President, General Counsel

Date:	April 24, 2020